Exhibit 99-2O

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)
                                      THIRD QUARTER
                     2005    2004  Percent  Percent   Percent
                                   Change    Change    Change
                                   Total   Operations Currency

Sales to customers
by segment of
business
 Consumer
   U.S.               $1,075  $1,023    5.1 %      5.1      -
   International       1,156   1,001   15.5       12.1    3.4
                       2,231   2,024   10.2        8.5    1.7
 Pharmaceutical
   U.S.                3,527   3,694   (4.5)      (4.5)     -
   International       1,930   1,791    7.8        6.0    1.8
                       5,457   5,485   (0.5)      (1.1)   0.6

Med Device &
Diagnostics
   U.S.                2,365   2,073   14.1       14.1      -
   International       2,257   1,971   14.5       13.3    1.2
                       4,622   4,044   14.3       13.7    0.6

U.S.                   6,967   6,790    2.6        2.6      -

International          5,343   4,763   12.2       10.3    1.9

Worldwide            $12,310 $11,553    6.6 %      5.8    0.8


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)
                                     NINE MONTHS
                     2005    2004  Percent  Percent   Percent
                                   Change    Change    Change
                                   Total   Operations Currency

Sales to customers
by segment of
business
 Consumer
   U.S.               $3,281   3,090    6.2 %      6.2      -
   International       3,508   2,981   17.7       13.1    4.6
                       6,789   6,071   11.8        9.5    2.3
 Pharmaceutical
   U.S.               10,905  10,980   (0.7)      (0.7)     -
   International       5,935   5,308   11.8        7.9    3.9
                      16,840  16,288    3.4        2.1    1.3

Med Device &
Diagnostics
   U.S.                7,104   6,306   12.7       12.7      -
   International       7,171   5,931   20.9       17.1    3.8
                      14,275  12,237   16.7       14.9    1.8

U.S.                  21,290  20,376    4.5        4.5      -

International         16,614  14,220   16.8       12.8    4.0

Worldwide            $37,904  34,596    9.6 %      7.9    1.7


             Johnson & Johnson and Subsidiaries
                  Supplementary Sales Data

              (Unaudited; Dollars in Millions)
                                     THIRD QUARTER
                     2005    2004  Percent  Percent   Percent
                                   Change    Change    Change
                                   Total   Operations Currency
Sales to customers by
geographic area

U.S.                   $6,967  $6,790    2.6 %      2.6      -

Europe                  2,860   2,638    8.4        8.9   (0.5)
Western Hemisphere        783     639   22.5       10.5   12.0
excluding U.S.
Asia-Pacific, Africa    1,700   1,486   14.4       12.7    1.7
International           5,343   4,763   12.2       10.3    1.9

Worldwide             $12,310 $11,553    6.6 %      5.8    0.8


             Johnson & Johnson and Subsidiaries
                  Supplementary Sales Data

              (Unaudited; Dollars in Millions)
                                      NINE MONTHS
                     2005    2004  Percent  Percent   Percent
                                   Change    Change    Change
                                   Total   Operations Currency
Sales to customers by
geographic area

U.S.                  $21,290 $20,376    4.5 %      4.5      -

Europe                  9,222   8,124   13.5       10.1    3.4
Western Hemisphere      2,259   1,858   21.6       12.2    9.4
excluding U.S.
Asia-Pacific, Africa    5,133   4,238   21.1       18.3    2.8
International          16,614  14,220   16.8       12.8    4.0

Worldwide             $37,904 $34,596    9.6 %      7.9    1.7


             Johnson & Johnson and Subsidiaries
        Condensed Consolidated Statement of Earnings

               (Unaudited; in Millions Except
                     Per Share Figures)
                             THIRD QUARTER
                    2005    2005    2004     2004   Percent
                   Amount  Percent  Amount  Percent Increase
                             to               to   (Decrease)
                            Sales            Sales

Sales to customers  $12,310   100.0 $11,553   100.0     6.6
Cost of products      3,340    27.1   3,187    27.6     4.8
sold
Selling, marketing    4,078    33.1   3,854    33.3     5.8
and administrative
expenses
Research Expense      1,502    12.2   1,198    10.4    25.4
In-process research       -       -      18     0.2
& development
Interest (income)      (101)   (0.8)    (19)   (0.2)
expense, net
Other (income)          (63)   (0.5)     41     0.4
expense, net
Earnings before       3,554    28.9   3,274    28.3     8.6
provision for taxes
on income
Provision for taxes     929     7.6     933     8.0    (0.4)
on income
Net earnings         $2,625    21.3  $2,341    20.3    12.1

Net earnings per      $0.87           $0.78            11.5
share (Diluted)

Average shares      3,017.1         3,009.0
outstanding
(Diluted)

Effective tax rate     26.1 %           28.5 %


Adjusted earnings
before provision
for taxes and net
earnings (A)
 Earnings before     $3,554    28.9   $3,292(1)  28.5   8.0
provision for taxes
on income
 Net earnings        $2,625    21.3   $2,353(1)  20.4  11.6
 Net earnings per     $0.87            $0.78(1)        11.5
share (Diluted)
 Effective tax rate    26.1 %           28.5 %

(1) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is $18 million and $12 million respectively, which is in-process research & development charges.

             Johnson & Johnson and Subsidiaries
        Condensed Consolidated Statement of Earnings

               (Unaudited; in Millions Except
                     Per Share Figures)
                          NINE MONTHS
                    2005    2005    2004     2004   Percent
                   Amount  Percent  Amount  Percent Increase
                             to               to   (Decrease)
                            Sales            Sales

Sales to customers $37,904  100.0  $34,596   100.0     9.6
Cost of products    10,330   27.3    9,716    28.1     6.3
sold
Selling, marketing  12,315   32.5   11,205    32.4     9.9
and administrative
expenses
Research Expense     4,336   11.4    3,476    10.0    24.7
In-process             353    0.9       18     0.1
research &
development
Interest (income)     (264)  (0.7)       4     0.0
expense, net
Other (income)        (184)  (0.5)     (36)   (0.1)
expense, net
Earnings before     11,018   29.1   10,213    29.5     7.9
provision for
taxes on income
Provision for        2,790    7.4    2,921     8.4    (4.5)
taxes on income
Net earnings        $8,228   21.7   $7,292    21.1    12.8

Net earnings per     $2.73           $2.43            12.3
share (Diluted)

Average shares     3,019.0         3,004.4
outstanding
(Diluted)

Effective tax rate    25.3 %          28.6 %


Adjusted earnings
before provision
for taxes and net
earnings (A)
 Earnings before   $11,371(1) 30.0  $10,231(2) 29.6   11.1
provision for
taxes on income
 Net earnings      $8,356(1)  22.0   $7,304(2) 21.1   14.4

 Net earnings per   $2.77(1)          $2.43(2)        14.0
share (Diluted)
 Effective tax       26.5 %            28.6 %
rate

(1) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $353 million before tax with no tax benefit, or $0.12 per share, and the exclusion of a $225 million tax gain, or $0.08 per share, due to the reversal of a tax liability related to a technical correction associated with the American Jobs
Creation Act of 2004.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is $18 million and $12 million respectively, which is in-process research & development charges.

(A) NON-GAAP FINANCIAL MEASURES

"Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.